Federated Hermes U.S. SMID Fund
Portfolio of Investments
March 31, 2022 (unaudited)
Shares			Value
		COMMON STOCKS—100.1%
		Communication Services—2.1%
1,783	[1]	CarGurus, Inc.	$75,706
		Consumer Discretionary—13.7%
967		Brunswick Corp.	78,221
494		Columbia Sportswear Co.	44,722
2,069		LKQ Corp.	93,953
17	[1]	NVR, Inc.	75,943
1,286		Pulte Group, Inc.	53,883
1,591		Service Corp. International	104,720
1,194	[1]	Terminix Global Holdings, Inc.	54,482
		TOTAL	505,924
		Financials—17.5%
108	[1]	Alleghany Corp.	91,476
1,291		Brown & Brown	93,301
717		Community Bank System, Inc.	50,298
1,435		Lazard Ltd., Class A	49,508
862	[1]	Palomar Holdings, Inc.	55,159
459		Reinsurance Group of America	50,242
1,707		Webster Financial Corp. Waterbury	95,797
47		White Mountains Insurance Group, Inc.	53,403
1,151		Wintrust Financial Corp.	106,962
		TOTAL	646,146
		Health Care—18.0%
145	[1]	Abiomed, Inc.	48,030
1,127	[1]	AMN Healthcare Services, Inc.	117,580
880		Azenta, Inc.	72,934
99	[1]	Bio-Rad Laboratories, Inc., Class A	55,760
351	[1]	ICU Medical, Inc.	78,147
634	[1]	Livanova PLC	51,880
590		PerkinElmer, Inc.	102,932
320		STERIS PLC	77,366
1,582	[1]	Vericel Corp	60,464
		TOTAL	665,093
		Industrials—18.5%
628	[1]	Axon Enterprise, Inc.	86,495
720	[1]	Chart Industries, Inc.	123,674
760	[1]	Clean Harbors, Inc.	84,846
948		Fortune Brands Home & Security, Inc.	70,418
1,213		nVent Electric PLC	42,188
510		Simpson Manufacturing Co., Inc.	55,610
1,228		Smith (A.O.) Corp.	78,457
617		Timken Co.	37,452
847		Woodward, Inc.	105,799
		TOTAL	684,939
		Information Technology—22.6%
1,074	[1]	Altair Engineering, Inc.	69,165
646		Cognex Corp.	49,839
106	[1]	Fair Isaac & Co., Inc.	49,445

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
381	[1]	Gartner, Inc., Class A	$113,332
160		Henry Jack & Associates, Inc.	31,528
153		Littelfuse, Inc.	38,160
554		Maximus, Inc.	41,522
1,095		National Instruments Corp.	44,446
951		Power Integrations, Inc.	88,139
412	[1]	PTC, Inc.	44,381
527	[1]	Silicon Laboratories, Inc.	79,155
642		Teradyne, Inc.	75,904
610	[1]	WEX, Inc.	108,854
		TOTAL	833,870
		Materials—7.7%
651		Aptargroup, Inc.	76,492
619		Eagle Materials, Inc.	79,455
175		Martin Marietta Materials	67,356
768		RPM International, Inc.	62,546
		TOTAL	285,849
		TOTAL INVESTMENT IN SECURITIES—100.1% (IDENTIFIED COST $2,805,876)	3,697,527
		OTHER ASSETS AND LIABILITIES - NET—(0.1)%[2]	(2,549)
		TOTAL NET ASSETS—100%	$3,694,978
1
Non-income-producing security.
2
Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2022.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”) is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.

Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of March 31, 2022, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.